UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2022, the Board of Directors of World Wrestling Entertainment, Inc. (the “Company”) elected JoEllen Lyons Dillon and Michelle McKenna as directors of the Company. Each of Mses. Dillon and McKenna will serve until the next annual meeting of the Company’s stockholders. There are no arrangements or understandings with any person pursuant to which either individual was elected as a director of the Company nor are there any transactions directly or indirectly involving either that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934. Ms. Dillon and Ms. McKenna have been determined by the Board to satisfy the independence requirements of applicable New York Stock Exchange and Securities and Exchange Commission rules.

Mses. Dillon and McKenna have not been appointed to any of the Company’s standing committees. They will be entitled to our normal Board fees for non-management Directors. The Company also will enter into an Indemnification Agreement with each of Mses. Dillon and McKenna in the same form that the Company has entered into with its other non-management directors.

Concurrent with the election of Mses. Dillion and McKenna, Erika Ayers Nardini has resigned from the Board. With the recent acquisition of Barstool Sports by Penn Entertainment, Ms. Ayers Nardini’s time will be focused on the next chapter of this business and partnership. Ms. Ayers Nardini’s decision to resign from the Board was not due to any dispute or disagreement with the Company, its management or any matter relating to the Company’s operations, policies or practices.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

99.1Press Release of World Wrestling Entertainment, Inc., dated September 16, 2022.
104 Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	September 16, 2022	By:	/s/ MAURICE EDELSON
Maurice Edelson
Executive Vice President, Chief Legal Officer